J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Realty Income ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated November 1, 2023

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2022	Managing Director
Jason Ko	2022	Executive Director
Nicholas Turchetta	2023	Vice President

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Realty Income ETF” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Realty Income ETF

Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Value portfolio management team. Jason Ko, Executive Director of JPMIM and a CFA charterholder, is co-portfolio manager of the Fund and a senior member of the U.S. Equity Value portfolio management team. Nicholas Turchetta, Vice President of JPMIM and a CFA charterholder, is co-portfolio manager of the Fund and a senior member of the U.S. Equity Value portfolio management team. As part of the team’s investment process, Messrs. Blasdell, Ko and Turchetta meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. Messrs. Blasdell, Ko and Turchetta follow the same investment process, philosophy and research resources. Mr. Blasdell has been a portfolio manager in the U.S. Equity Group since 2001 and has managed REIT, large cap core, and value strategies. An employee since 1999, he started as a research analyst covering REITs. An employee since 2002, Mr. Ko covers REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group. Mr. Turchetta is a research analyst on the U.S. REIT strategy team. Mr. Turchetta joined the team in 2020 as an analyst covering the REIT sector for the U.S. Equity Group. Prior to J.P. Morgan, Mr. Turchetta worked as a research analyst at American Century Investments and Fidelity Investments. Mr. Turchetta earned a B.A. in psychology and a B.S in finance from the University of Rhode Island and a M.B.A from Columbia Business School. Mr. Blasdell and Mr. Ko also were the predecessor fund’s portfolio managers since 2017 and 2009, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-RINCETF-1123